UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2023

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	001-34198	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7078 Shady Oak Road
 Eden Prairie, Minnesota, 55344
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (952) 820-2518

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	STKL	The Nasdaq Stock Market LLC
Common Shares	SOY	The Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 4, 2023, the Board of Directors of the Company accepted the resignation of Joe Ennen as Chief Executive Officer and Director of the Company effective January 2, 2024, in connection with Mr. Ennen's planned retirement. Between January 2, 2024 and April 1, 2024, Mr. Ennen will serve as Advisor to the Company, reporting to Dean Hollis, Chair of the Board of Directors (the "Board") of the Company, to provide transition services to facilitate an orderly transfer of the Chief Executive Officer role. In connection with Mr. Ennen's role as Advisor, Mr. Ennen entered into an amendment (the "Amendment") to his Employment Agreement providing, among other things, that certain unvested restricted stock units ("RSUs") and stock options granted to Mr. Ennen as part of the Company's Amended 2013 Stock Incentive Plan will accelerate and immediately vest on April 1, 2024, and certain unvested performance share units ("PSUs") will accelerate and vest as specified in the Amendment. In addition, Mr. Ennen will be eligible to participate in the Company's Short-Term Incentive Plan for 2024 on a prorated basis.

In connection with the above, Brian W. Kocher was appointed by the Board to the roles of Chief Executive Officer and Director of the Company, effective January 2, 2024 (the "Effective Date"). In this capacity, Mr. Kocher will also serve as the Company's principal executive officer for purposes of all applicable rules, regulations and forms of the Securities and Exchange Commission. Prior to joining the Company, Mr. Kocher served as President, Chief Executive Officer of Calavo Growers Inc., a global avocado-industry leader and provider of convenient, ready-to-eat fresh food, from January 2022 to February 2023. Before joining Calavo, Mr. Kocher was President and Chief Executive Officer of Castellini Group of Companies, a nationwide produce distribution and supply chain services organization, from May 2015 to January 2022. Prior to Castellini, Mr. Kocher spent ten years at Chiquita Brands International, Inc., including as Interim Chief Executive Officer, EVP and Chief Operating Officer, SVP and Chief Financial Officer, President of Europe, President of North America, and Vice President, Controller and Chief Accounting Officer. Mr. Kocher graduated from Ohio University in Athens, Ohio with a Bachelor of Business Administration (Accounting) degree.

In connection with this role as Chief Executive Officer, the Company entered into an Employment Agreement, effective as of January 2, 2024 (the "Effective Date"), with Mr. Kocher (the "Employment Agreement"), a copy of which is filed as Exhibit 10.2 hereto. Under the Employment Agreement, Mr. Kocher will receive an initial annual base salary of $800,000 (the "Base Salary") in connection with his role as Chief Executive Officer, and will serve as a director for no additional compensation. The Base Salary will be subject to annual review. In addition, Mr. Kocher is eligible to receive an annual bonus (the "Annual Bonus") equal to 125% of Base Salary (the "Target Bonus"), with a maximum potential payout of up to 250% of Base Salary, based on the achievement of annual performance goals established by the Company's Board of Directors. This Annual Bonus will be subject to annual review.

On the Effective Date, Mr. Kocher will be granted special one-time equity awards in the form of (i) a number of restricted stock units determined by dividing $800,000 by the closing price of the Company's common stock as reported on Nasdaq on the Effective Date, or if there has been no sale on that date, on the last preceding date on which a sale occurred (the "Closing Price") pursuant to and subject to the terms of the Restricted Stock Unit Award Agreement substantially in the form filed as Exhibit 10.3 hereto (the "Special RSU Agreement"), (ii) a number of time-based stock options determined by dividing $800,000 by the current Black/Scholes value of one option on the terms described herein with an exercise price equal to the Closing Price and subject to the terms of the Stock Option Award Agreement substantially in the form filed as Exhibit 10.4 hereto (the "Special Option Agreement"), and (iii) a number of performance share units determined by dividing $1,600,000 by the Closing Price and subject to the terms of the Performance Share Unit Award Agreement substantially in the form filed as Exhibit 10.5 hereto (the "Special PSU Agreement" and, together with the Special RSU Agreement, the "Special Award Agreements"). On the Effective Date, Mr. Kocher and the Company will enter into the Special Award Agreements. Additionally, Mr. Kocher will be granted an additional number of restricted stock units (the "Matching RSUs") equal to the number of shares of the Company's common stock purchased by Mr. Kocher on the open market within 75 days after the Effective Date, provided that the value of the Matching RSUs will not exceed $1,000,000, with the value per share for this purpose equal to the average cost per share paid by Mr. Kocher in making such purchases. Within 90 days following the Effective Date, Mr. Kocher and the Company will enter into an agreement in substantially the same form as the Special RSU Agreement with respect to the Matching RSUs and with the same vesting schedule as contained in the Special RSU Agreement.

The equity awards described above are intended to represent sign-on inducement awards made outside of a shareholder approved plan and one year of grants representing annual long-term incentive participation. In addition, beginning in 2025, Mr. Kocher will be eligible to receive an annual long-term incentive award under the Company's Amended 2013 Stock Incentive Plan, as determined by the Board of Directors. For fiscal 2025, this award will be 200% of Base Salary.

The Employment Agreement provides that if Mr. Kocher is terminated for cause or without good reason (each as defined in the Employment Agreement), he is entitled to receive (i) any accrued but unpaid Base Salary and accrued but unused paid time-off, (ii) reimbursement for unreimbursed business expenses properly incurred by Mr. Kocher, and (iii) any Special RSUs, Matching RSUs and Special PSUs (each as defined in the Employment Agreement) that are vested as of the date of Mr. Kocher's termination (such amounts, the "Accrued Amounts"). In addition, the Employment Agreement provides that if Mr. Kocher is terminated without cause (as defined in the Employment Agreement), he is entitled to receive severance equal to the Accrued Amounts plus (i) two times the sum of Base Salary plus Target Bonus and (ii) any unpaid Annual Bonus earned in the prior fiscal year, and all unvested Special RSUs and Matching RSUs (and, only in the event Mr. Kocher terminates for good reason, Special Options) shall vest. In addition, if his employment is terminated by Mr. Kocher for good reason or by the Company without cause within two months prior to a change in control (as defined in the Employment Agreement) or during the 12 month period following a change in control, he is entitled to receive severance equal to the Accrued Amounts plus (i) two times the sum of Base Salary plus Target Bonus and (ii) any unpaid Annual Bonus earned in the prior fiscal year, and all unvested Special RSUs, Matching RSUs, Special Options and any other outstanding equity based incentive award subject to time-based or performance-based vesting criteria shall vest, with Special PSUs vesting based on the Company's actual performance through the date of such change of control on a prorated basis reflecting the number of days Mr. Kocher is employed during the performance period.

ITEM 7.01. REGULATION FD DISCLOSURE

On December 6, 2023, the Company issued a press release announcing the events described in Item 5.02 of this report. The text of the press release is set forth in Exhibit 99.1 attached to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Executive Employment Agreement made as of March 29, 2019 between Joe Ennen and SunOpta Inc., dated as of December 5, 2023.
10.2	Executive Employment Agreement made as of December 1, 2023 between Brian W. Kocher and SunOpta Inc.
10.3	Form of Restricted Stock Unit Award Agreement, effective as of January 2, 2024, between Brian W. Kocher and SunOpta Inc.
10.4	Form of Stock Option Award Agreement, effective as of January 2, 2024, between Brian W. Kocher and SunOpta Inc.
10.5	Form of Performance Share Unit Award Agreement, effective as of January 2, 2024, between Brian W. Kocher and SunOpta Inc.
99.1	Press Release, dated December 6, 2023 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By	/s/ Jill Barnett

Jill Barnett
Chief Administrative Officer

Date	December 7, 2023